Exhibit 99.2

Pricing Agreement

Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Greenwich Capital Markets, Inc.
as Representatives of the several
Underwriters named in Schedule I hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017

February 26, 2009

Ladies and Gentlemen:

Abbott Laboratories, an Illinois corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated February 26, 2009 (the “Underwriting Agreement”), between the Company and the Representatives of the several Underwriters to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the 5.125% Notes due April 1, 2019 (the “Notes due 2019”) specified in Schedule II-A hereto and the 6.00% Notes due April 1, 2039 (the “Notes due 2039”) specified in Schedule II-B hereto (collectively, the “Designated Securities”).  Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement.  Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you.  Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.  The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement and the address of the Representatives referred to in such Section 10 are set forth at the end of Schedule II-A and Schedule II-B hereto.  The Permitted Free Writing Prospectuses relating to the Designated Securities are attached hereto as Schedule III-A and Schedule III-B.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II-A and Schedule II-B, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

2

Very truly yours,

Abbott Laboratories

By:	/s/ William J. Chase
Name: William J. Chase
Title: Vice President and Treasurer

Accepted as of the date hereof:

J.P. Morgan Securities Inc.

By:	/s/ Stephen L. Sheiner
Name: Stephen L. Sheiner
Title: Vice President

Banc of America Securities LLC

By:	/s/ Lily Chang
Name: Lily Chang
Title: Principal

On behalf of each of the Underwriters

SCHEDULE I

Underwriters:	Principal Amount of Notes due 2019 to be Purchased	Principal Amount of Notes due 2039 to be Purchased

Banc of America Securities LLC	$400,000,000	$200,000,000
J.P. Morgan Securities Inc.	$400,000,000	$200,000,000
Morgan Stanley & Co. Incorporated	$400,000,000	$200,000,000
Greenwich Capital Markets, Inc.	$400,000,000	$200,000,000
Citigroup Global Markets Inc.	$76,832,000	$38,416,000
BNP Paribas Securities Corp.	$59,984,000	$29,992,000
Deutsche Bank Securities Inc.	$47,178,000	$23,589,000
Mitsubishi UFJ Securities International plc	$47,178,000	$23,589,000
SG Americas Securities LLC	$47,178,000	$23,589,000
Wachovia Capital Markets, LLC	$46,504,000	$23,252,000
Goldman, Sachs & Co.	$22,914,000	$11,457,000
The Williams Capital Group, L.P.	$20,820,000	$10,410,000
Banca IMI S.p.A.	$16,176,000	$8,088,000
Standard Chartered Bank	$15,236,000	$7,618,000
Total	$2,000,000,000	$1,000,000,000

SCHEDULE II-A

Title of Notes due 2019:

5.125% Notes due 2019

Aggregate principal amount:

$2,000,000,000

Pricing Effective Time:

4:38 p.m., New York City time, February 26, 2009

Price to Public:

99.567% of the principal amount of the Notes due 2019, plus accrued interest, if any, from March 3, 2009

Purchase Price by Underwriters:

99.117% of the principal amount of the Notes due 2019, plus accrued interest, if any, from March 3, 2009

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated as of February 27, 2006 (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

Maturity:

April 1, 2019

Interest Rate:

5.125%

Interest Payment Dates:

Semiannually on April 1 and October 1, commencing October 1, 2009

II-A-1

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2019

Time of Delivery:

March 3, 2009

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

J.P. Morgan Securities Inc.

Address for Notices, etc.:

J.P. Morgan Securities Inc.

270 Park Avenue

New York, NY 10017

II-A-2

SCHEDULE II-B

Title of Notes due 2039:

6.000% Notes due 2039

Aggregate principal amount:

$1,000,000,000

Pricing Effective Time:

4:38 p.m., New York City time, February 26, 2009

Price to Public:

99.771% of the principal amount of the Notes due 2039, plus accrued interest, if any, from March 3, 2009

Purchase Price by Underwriters:

98.896% of the principal amount of the Notes due 2039, plus accrued interest, if any, from March 3, 2009

Method of and specified funds for payment of purchase price:

By wire transfer to a bank account specified by the Company in immediately available funds

Indenture:

Indenture, dated as of February 9, 2001, as supplemented by a Supplemental Indenture, dated as of February 27, 2006 (as so supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as Trustee.

Maturity:

April 1, 2039

Interest Rate:

6.000%

Interest Payment Dates:

Semiannually on April 1 and October 1, commencing October 1, 2009

II-B-1

Redemption Provisions:

As set forth in the Prospectus Supplement under “Description of Notes”

Sinking Fund Provisions:

No sinking fund provisions

Defeasance provisions:

Sections 13.2 and 13.3 of the Indenture shall be applicable to the Notes due 2039

Time of Delivery:

March 3, 2009

Closing Location for Delivery of Securities:

The Depository Trust Company

55 Water Street

New York, New York 10041

Names and addresses of Representatives:

Designated Representatives:

Banc of America Securities LLC

Address for Notices, etc.:

Banc of America Securities LLC

Bank of America Tower

One Bryant Park

New York, NY  10036

II-B-2

SCHEDULE III-A

FINAL TERM SHEET

5.125% NOTES DUE 2019

Issuer:	Abbott Laboratories

Ratings:	A1/AA/A+

Size:	$ 2,000,000,000

Security Type:	5.125% Notes due 2019

Coupon:	5.125%

Maturity:	April 1, 2019

Price:	99.567%

Yield:	5.180%

Spread:	+220bps

Benchmark Treasury:	2.75% due February 15, 2019

Treasury Spot:	2.98%

Coupon Dates:	Semiannually on April 1 and October 1

First Coupon:	October 1, 2009

Settlement:	March 3, 2009

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 35 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824AU4

III-A-1

Joint Bookrunning Managers:	Banc of America Securities LLC J.P. Morgan Securities Inc. Morgan Stanley & Co. Incorporated Greenwich Capital Markets, Inc.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Bookrunning Managers toll-free at 1-800-294-1322 (Banc of America Securities LLC), collect at 212-834-4533 (J.P. Morgan Securities Inc.), toll-free at 866-718-1649 (Morgan Stanley) or toll-free at 860-638-4411 (RBS Greenwich Capital).

III-A-2

SCHEDULE III-B

FINAL TERM SHEET

6.000% NOTES DUE 2039

Issuer:	Abbott Laboratories

Ratings:	A1/AA/A+

Size:	$ 1,000,000,000

Security Type:	6.000% Notes due 2039

Coupon:	6.000%

Maturity:	April 1, 2039

Price:	99.771%

Yield:	6.016%

Spread:	+235bps

Benchmark Treasury:	4.5% May 15, 2038

Treasury Spot:	3.666%

Coupon Dates:	Semiannually on April 1 and October 1

First Coupon:	October 1, 2009

Settlement:	March 3, 2009

Redemption Provisions:

Abbott may redeem the notes, at any time in whole or from time to time in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield plus 35 basis points, plus, in either case, accrued and unpaid interest, if any, to the redemption date on the principal amount of the notes being redeemed.

CUSIP:	002824AV2

III-B-1

Joint Bookrunning Managers:	Banc of America Securities LLC J.P. Morgan Securities Inc. Morgan Stanley & Co. Incorporated Greenwich Capital Markets, Inc.

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling any one of the Joint Bookrunning Managers toll-free at 1-800-294-1322 (Banc of America Securities LLC), collect at 212-834-4533 (J.P. Morgan Securities Inc.), toll-free at 866-718-1649 (Morgan Stanley) or toll-free at 860-638-4411 (RBS Greenwich Capital).

III-B-2